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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 26, 2004


        CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to dated as of February 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-1).

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  333-109272               95-4596514
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


    4500 Park Granada
   Calabasas, California                                         91302
-----------------------------                               ---------------
   (Address of Principal                                      (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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

Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2004-1.

     In connection with the offering of the Asset-Backed Certificates, Series 2004-1, Countrywide Securities Corporation ("CSC") and Greenwich Capital Markets, Inc. ("Greenwich"), as underwriters of the Offered Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC and Greenwich with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 hereto, are filed on Form SE dated January 28, 2004.









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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:


           99.1 CSC Computational Materials filed on Form SE dated January 28, 2004.

          99.2 CSC Computational Materials filed on Form SE dated January 28, 2004.

          99.3 CSC Computational Materials filed on Form SE dated January 28, 2004.

          99.4 CSC Computational Materials filed on Form SE dated January 28, 2004.

          99.5 Greenwich Computational Materials filed on Form SE dated January 28, 2004.

          99.6 Greenwich Computational Materials filed on Form SE dated January 28, 2004.

















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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.



                                       By:  /s/ Celia Coulter
                                            -----------------
                                       Name:   Celia Coulter
                                       Title:  Vice President



Dated: January 28, 2004



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

Exhibit Index
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Exhibit
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99.1       CSC Computational Materials filed on Form SE dated
           January 28, 2004.

99.2       CSC Computational Materials filed on Form SE dated
           January 28, 2004.

99.3       CSC Computational Materials filed on Form SE dated
           January 28, 2004.

99.4       CSC Computational Materials filed on Form SE dated
           January 28, 2004.

99.5 Greenwich Computational Materials filed on Form SE dated January 28, 2004.


99.6 Greenwich Computational Materials filed on Form SE dated January 28, 2004.



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